SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K/A

                                 CURRENT REPORT


         Pursuant to Section 13 or 15(d) of the Securities Exchange Act



                                   May 5, 2000
                        (Date of Earliest Event Reported)


                                  TC X CALIBUR, INC
             (Exact Name of Registrant as Specified in its Charter)


              NEVADA                    33-29139             87-0474017
   (State or other Jurisdiction) (Commission File No.) (IRS Employer I.D. No.)



                          181 Carlaw Avenue, Suite 300
                        Toronto, Ontario, Canada M4M 2S1
                      (Principal Executive Office Address)


        Registrant's Telephone Number, Including Area Code: (416)465-3530


                         24 Queen Street East, Suite 401
                        Brampton, Ontario, Canada L6V 1A3
          (Former Name or Former Address, if Changed Since Last Report)

Item 1.   Changes in Control of Registrant.

          None, Not Applicable;

Item 2.   Acquisition or Disposition of Assets.

          None, Not Applicable;

Item 3.   Bankruptcy or Receivership.

     Film Opticals of Canada Ltd.("Film Opticals"), the Company's sole operating subsidiary, was released from court protection on the 25th day of April, 2000, with a Certificate of Full Performance of Proposal. A copy of the Certificate is attached hereto and incorporated herein by this reference. Please see Item 7.

Item 4.   Changes in Registrant's Certifying Accountant.

     Pursuant to a unanimous consent of the Board of Directors of the Company, effective May 5, 2000, Mantyla & McReynolds, Certified Public Accountants, of Salt Lake City, Utah, have been retained to audit the financial statements of the Registrant as of May 5, 2000. Mantyla & McReynolds are preparing audited financial statements of the Registrant for the calendar years ended December 31, 1999 and 1998; The Registrant has contacted its previous auditor, Malone and Bailey, PLLC, formerly John Malone & company, Certified Public Accountants, 5444 Westheim #2080, Houston TX 77056 (713) 840-1210, and there are no disagreements between the Registrant and the previous auditor, Malone & Bailey, whether resolved or not resolved, on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedure, for the period's ending December 31, 1999 and 1998, and since then, which would cause them to make reference to the subject matter of a disagreement in connection with their reports. Malone and Bailey, PLLC, formerly John Malone & Company were dismissed as the Company's auditors due to the fact that the Company has had no working relationship with the aforementioned since on or before 1993.

     It is not anticipated that the reports of Mantyla & McReynolds, will contain any adverse opinion or disclaimer of opinion, with the exception of a standard "going concern" qualification, if applicable.

     During the Registrant's two most recent calendar years, and since then, neither Mantyla & McReynolds nor Malone & Bailey have advised the Registrant that any of the following exists or is applicable:

     (1) That the internal controls necessary for the Registrant to develop reliable financial statements do not exist, that information has come to their attention that has lead them to no longer be able to rely on management's representations, or that has made them unwilling to be associated with the financial statements prepared by management.

     (2) That the Registrant needs to expand significantly the scope of its audit, or that information has come to their attention that if further investigated may materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements or any other financial presentation, or cause them to be unwilling to rely on management's representations or be associated with the Registrant's financial statements for the foregoing reasons or any other reason; or

     (3) That they have advised the Registrant that information has come to their attention that they have concluded materially impacts the fairness of reliability of either a previously issued audit report or the underlying financial statements for the foregoing reasons or any other reason.

     During the Registrant's two most recent fiscal years and since then, the Registrant has not consulted Mantyla & McReynolds nor Malone & Bailey regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements or any other financial presentation whatsoever.

     The Registrant has provided Malone & Bailey with a copy of the disclosure provided under this caption of this Report, and has advised it to provide the Registrant with a letter addressed to the Securities and Exchange Commission as to whether it agrees or disagrees with the disclosures made herein. A copy of its response is attached hereto and incorporated herein by this reference. See
Item 7.

Item 5. Other Events.

          None; not applicable.

Item 6.   Resignations of Directors and Executive Officers.

          None; not applicable.

Item 7.   Financial Statements and Exhibits.

          Financial Statements.
          ---------------------

          None; not applicable.

          Exhibits.
          ---------

          Description of Exhibits               Exhibit Number
          -----------------------               --------------

        Certificate of Full Performance               99
        of Proposal

        Letter on change in Certifying                16
        Accountants

Item 8.   Change in Fiscal Year.

          None; not applicable.



                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TC X Calibur, Inc.



                                        By/S/Kenneth J. White
Date:  9-13-00                          _________________________
                                        Kenneth J. White
                                        President and Director